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[AIM LOGO APPEARS HERE]

AIM VARIABLE INSURANCE FUNDS, INC.

AIM V.I. INTERNATIONAL EQUITY FUND

PROSPECTUS
MAY 1, 1998

           AIM V.I. INTERNATIONAL EQUITY FUND(the "Fund") is one of thirteen investment portfolios comprising series of AIM Variable Insurance Funds, Inc. (the "Company"), an open-end, series, management investment company. Shares of the Fund are currently offered only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Shares of the Fund may be offered, in the future, to certain pension or retirement plans. The Fund is a diversified portfolio which seeks to provide long-term growth of capital by investing in international equity securities, the issuers of which are considered by AIM to have strong earnings momentum. The address for the Company is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, and its telephone number is
           (713) 626-1919.

           This prospectus sets forth basic information about the Fund that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information dated May 1, 1998, has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request to the Company at the address shown above. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.

           THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE FUND'S SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
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                               TABLE OF CONTENTS

                                                PAGE
                                                ----
About the Fund................................     2
Financial Highlights..........................     2
Performance...................................     3
Investment Objective and Program..............     3
Risk Factors..................................     7
Management....................................     8

                                                PAGE
                                                ----
Purchase and Redemption of Shares.............     9
Determination of Net Asset Value..............    10
Dividends, Distributions and Tax Matters......    10
General Information...........................    11
APPENDIX A....................................   A-1

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                                 ABOUT THE FUND

  THE FUND, AIM V.I. AGGRESSIVE GROWTH FUND, AIM V.I. BALANCED FUND, AIM V.I. CAPITAL APPRECIATION FUND, AIM V.I. CAPITAL DEVELOPMENT FUND, AIM V.I. DIVERSIFIED INCOME FUND, AIM V.I. GLOBAL UTILITIES FUND, AIM V.I. GOVERNMENT SECURITIES FUND, AIM V.I. GROWTH FUND, AIM V.I. GROWTH AND INCOME FUND, AIM V.I. HIGH YIELD FUND, AIM V.I. MONEY MARKET FUND and AIM V.I. VALUE FUND (collectively, the "Funds") are separate series of shares of the Company, a Maryland corporation organized on January 22, 1993 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company (see "General Information -- Organization of the Company"). The Fund has its own investment objective and policies designed to meet specific investment goals, operates as a diversified, open-end management investment company and expects to be treated as a regulated investment company for federal income tax purposes.

  The Fund invests in securities of different issuers and industry classifications in an attempt to spread and reduce the risks inherent in all investing. The Fund continuously offers new shares for sale to separate accounts of participating life insurance companies ("Participating Insurance Companies"), and stands ready to redeem its outstanding shares for cash at their net asset value. A I M Advisors, Inc. ("AIM"), the investment advisor for the Fund, continuously reviews and, from time to time, changes the portfolio holdings of the Fund in pursuit of the Fund's objective.

  The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM
logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos and La Familia AIM de Fondos and Design are registered service marks and Invest With Discipline and AIM Bank Connection are service marks of A I M Management Group Inc.
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
  Shown below are the financial highlights for a share outstanding of the Fund for the fiscal years ended December 31, 1997, 1996, the eleven months ended December 31, 1995, the year ended January 31, 1995 and the period May 5, 1993 (date operations commenced) through January 31, 1994. The financial highlights have been audited by Tait, Weller & Baker, independent auditors, whose unqualified report thereon is included in the Statement of Additional Information. Additional information about the performance of the Fund is contained in the Fund's annual report to shareholders, which may be obtained without charge upon request.

                                                                           DECEMBER 31,                 JANUARY 31,
                                                              -----------------------------------    ------------------
                                                                1997           1996        1995       1995       1994
                                                              --------       --------    --------    -------    -------
Net asset value, beginning of period........................  $  16.36       $  13.66    $  11.03    $ 12.49    $ 10.00
Income from investment operations:
    Net investment income...................................      0.10           0.07        0.07       0.06         --
    Net gains (losses) on securities (both realized and
      unrealized)...........................................      1.03           2.67        2.58      (1.49)      2.49
                                                              --------       --------    --------    -------    -------
        Total from investment operations....................      1.13           2.74        2.65      (1.43)      2.49
                                                              --------       --------    --------    -------    -------
Less distributions:
    Dividends from net investment income....................     (0.08)         (0.04)      (0.02)     (0.03)        --
    Distributions from net realized gains...................     (0.28)            --          --         --         --
                                                              --------       --------    --------    -------    -------
        Total distributions.................................     (0.36)         (0.04)      (0.02)     (0.03)        --
                                                              --------       --------    --------    -------    -------
Net asset value, end of period..............................  $  17.13       $  16.36    $  13.66    $ 11.03    $ 12.49
                                                              ========       ========    ========    =======    =======
Total return(a).............................................      6.94%         20.05%      24.04%    (11.48)%    24.90%
                                                              ========       ========    ========    =======    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)....................  $211,023       $165,738    $ 82,257    $55,019    $23,533
                                                              ========       ========    ========    =======    =======
Ratio of expenses to average net assets.....................      0.93%(b)(c)    0.96%       1.15%(d)   1.27%      1.98%(d)(e)
                                                              ========       ========    ========    =======    =======
Ratio of net investment income to average net assets........      0.68%(b)       0.78        0.75%(d)   0.60%      0.15%(d)(f)
                                                              ========       ========    ========    =======    =======
Portfolio turnover rate.....................................        57%            59%         67%        64%        26%
                                                              ========       ========    ========    =======    =======
Average broker commission rate paid(g)......................  $ 0.0173       $ 0.0209         N/A        N/A        N/A
                                                              ========       ========    ========    =======    =======

(a) Total returns for periods less than one year are not annualized.

(b) Ratios are based on average net assets of $202,576,375.

(c) Includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.

(d) Annualized.

(e) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.28% and 3.06% (annualized), for January 1995 and 1994, respectively.

(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were 0.59% and (1.23)% (annualized), for January 1995 and 1994, respectively.

(g) The average brokerage commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

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                                  PERFORMANCE

  The Fund's performance may be quoted in advertising in terms of total return. See the Statement of Additional Information for further details concerning performance comparisons used in advertisements by the Fund.

  The Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Average annual total return is computed in accordance with a standardized formula described in the Statement of Additional Information. BECAUSE AVERAGE ANNUAL TOTAL RETURNS TEND TO EVEN OUT VARIATIONS IN THE FUND'S RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual total returns into income results and capital gain or loss.

  From time to time and in its discretion, AIM may waive all or a portion of its advisory fees and/or assume certain expenses of the Fund. Such a practice will have the effect of increasing the Fund's total return. Quotations of the Fund's performance will not reflect charges levied at the separate account level.

  The performance of the Fund will vary from time to time and past results are not necessarily indicative of future results. The Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in the Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in the Fund.
--------------------------------------------------------------------------------

                        INVESTMENT OBJECTIVE AND PROGRAM

  Set forth in this section is a statement of the Fund's investment objective along with a description of its investment policies, strategies and practices. The investment objective of the Fund is deemed to be a fundamental policy and, therefore, unless permitted by law, may not be changed without the approval of a majority of the Fund's outstanding shares (within the meaning of the 1940 Act). The Fund's investment policies, strategies and practices are not fundamental. The Board of Directors of the Company reserves the right to change any of these non-fundamental investment policies, strategies or practices without shareholder approval. However, shareholders will be notified before any material change in the investment policies become effective. The Fund has adopted investment restrictions, some of which are fundamental and cannot be changed without shareholder approval. See "Investment Restrictions" in the Statement of Additional Information. Individuals considering the purchase of shares of the Fund should recognize that there are risks in the ownership of any security and that no assurance can be given that the Fund will achieve its investment objective.

  INVESTMENT OBJECTIVE. The Fund's investment objective is to seek to provide long-term growth of capital by investing in a diversified portfolio of international equity securities the issuers of which are considered by AIM to have strong earnings momentum. Any income realized by the Fund will be incidental and will not be an important criterion in the selection of portfolio securities.

  In managing the Fund, AIM seeks to apply to a diversified portfolio of international equity securities judged by AIM to be undervalued relative to the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equities market generally. The Fund will utilize to the extent practicable a fully managed investment policy providing for the selection of securities which meet certain quantitative standards determined by AIM. AIM will review carefully the earnings history and prospects for growth of each company considered for investment by the Fund. It is expected that the Fund's portfolio, when fully invested, will generally be comprised of two basic categories of foreign companies: (1) "core" companies, which AIM considers to have experienced consistent long-term growth in earnings and to have strong prospects for outstanding future growth, and (2) companies that AIM believes are currently experiencing a greater than anticipated increase in earnings. if a particular foreign company meets the quantitative standards determined by AIM, its securities may be acquired by the Fund regardless of the location of the company or the percentage of the Fund's investments in the company's country or region. However, AIM will also consider other factors in making investment decisions for the Fund, including such factors as the prospects for relative economic growth among countries or regions, economic and political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. For a discussion of the investment risks associated with investments in foreign securities, see "Risk Factors" in this Prospectus. For a discussion of the extent of the Fund's intended investment in foreign countries, see "Certain Investment Strategies and Techniques" in this Prospectus and "Investment Programs" in the Statement of Additional Information.

  CERTAIN INVESTMENT STRATEGIES AND TECHNIQUES. The Fund has the flexibility to invest, to the extent described below, in a variety of instruments designed to enhance its investment capabilities. The Fund may: (1) invest in money market obligations, foreign securities (including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs")), repurchase agreements, reverse repurchase agreements, taxable municipal securities, illiquid securities and Rule 144A securities; (2) purchase or sell securities on a delayed delivery or when-issued basis and may borrow money; and (3) lend portfolio securities and make short sales "against the box." A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment of any further consideration.

  The Fund may write (i.e., sell) "covered" put and call options and buy put and call options on domestic and foreign securities, securities indices and currencies. The Fund may use exchange-traded financial futures contracts, options thereon, and forward contracts as a hedge to protect against possible changes in market values. A brief description of these investment instruments and their risks appears below. See "Hedging and Other Investment Techniques" in the Statement of Additional Information for more detailed information.

  MONEY MARKET OBLIGATIONS. Bankers' acceptances, certificates of deposit, repurchase agreements, time deposits, variable rate master demand notes, taxable municipal securities and commercial paper, U.S. Government direct obligations, including U.S. Treasury obligations and repurchase agreements secured by such obligations, and U.S. Government agencies' securities are collectively referred to as "Money Market Obligations," are briefly described in Appendix A to this Prospectus, and are more fully described in the Statement of Additional Information. When deemed appropriate for temporary or defensive purposes, the Fund may hold cash or cash equivalent Money Market Obligations. Although the Fund is not required by regulation or fundamental policy to limit such investments to those which, at the date of purchase, are "First Tier" securities as that term is defined in Rule 2a-7 under the 1940 Act, it is the current intention of AIM to limit such investments to those securities which, at the time of purchase, are considered "First Tier" securities or securities which AIM has determined to be of comparable credit quality. To the extent the Fund invests to a significant degree in these instruments, its ability to achieve its investment objectives may be adversely affected.

  In addition to the Money Market Obligations described above, as a temporary or defensive measure, and without regard to its investment objective, AIM may invest all or substantially all of the assets of the Fund in cash or Money Market Obligations, including repurchase agreements, denominated in foreign currencies.

  CONVERTIBLE SECURITIES. To the extent consistent with its investment objective, the Fund may invest in convertible securities. Convertible securities usually consist of corporate debt securities or preferred stock that may in certain circumstances be converted into a predetermined number of shares of another form of that issuer's equity, usually common stock. Convertible securities consequently often involve attributes of both debt and equity instruments, and investment in such securities requires analysis of both credit and stock market risks. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. Although the Fund will only purchase convertible securities that AIM considers to have adequate protection parameters, including an adequate capacity to pay interest and repay principal in a timely manner, the Fund invests in such securities without regard to corporate bond ratings.

  FOREIGN SECURITIES. To the extent consistent with its investment objective, the Fund may invest in foreign securities. It is anticipated that such foreign securities will constitute at least 70% of the value of the total assets of the Fund.

  Under normal market conditions the Fund will invest at least 70% of its total assets in marketable equity securities (including common and preferred stock and depositary receipts for stock) and may invest up to 20% of its total assets in securities exchangeable for or convertible into stock of foreign companies. The issuers of such securities will, along with their predecessors, have been in continuous operation for three years or more and (except in the case of certain ADRs and other securities representing underlying securities of foreign issuers) will be listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market.

  Under normal market conditions, the Fund intends to invest in the securities of foreign companies located in at least four countries outside the United States. The Fund will emphasize investment in foreign companies in the developed countries of Western Europe and the Pacific Basin, but the Fund may also invest to a lesser extent in the securities of companies located in developing countries in various regions of the world. At the present time, AIM does not intend to invest more than 20% of the Fund's total assets in securities issued by foreign governments or foreign companies located in developing countries. For a discussion of the risks pertaining to investments in foreign obligations, see "Risk Factors" in this Prospectus.

  ADRS AND EDRS. To the extent consistent with its investment objective, the Fund may also invest in securities which are in the form of ADRs, EDRs or other securities representing underlying securities of foreign issuers. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. ADRs, EDRs and other securities representing underlying securities of foreign issuers are treated as foreign securities for purposes of determining the applicable limitation on investment in foreign securities.

  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with institutions believed by the Company's Board of Directors to present minimal credit risk. A repurchase agreement is an instrument under which the Fund acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. With regard to repurchase transactions, in the event of a bankruptcy or other default of a seller of a repurchase agreement (such as the sellers' failure to repurchase the obligation in accordance with the terms of the agreement), the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and
(c) expenses of enforcing its rights. Repurchase agreements are considered to be loans by the Fund under the 1940 Act. Repurchase agreements will be secured by U.S. Treasury securities, U.S. Government agency securities (including, but not limited to, those which have been stripped of their interest payments and mortgage-backed securities) and commercial paper. For additional information on the use of repurchase agreements, see the Statement of Additional Information.

  REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale by the Fund of a portfolio security at an agreed upon price, date and interest payment. The Fund will enter into reverse repurchase agreements solely for temporary or defensive purposes to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests should they occur. The Fund will use reverse repurchase agreements when the interest income to be earned from the securities that would otherwise have to be liquidated to meet redemption requests is greater than the interest expense of the reverse repurchase transaction. The Fund may enter into reverse repurchase agreements in amounts not exceeding 33 1/3% of the value of its total assets. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund in lieu of liquidation may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. This risk, if encountered, could cause a reduction in the net asset value of the Fund's shares. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. See "Borrowing" in this Prospectus for percentage limitations on borrowings.

  DELAYED DELIVERY AGREEMENTS AND WHEN-ISSUED SECURITIES. The Fund may enter into delayed delivery agreements and may purchase securities on a "when-issued" basis.

  Delayed delivery agreements are commitments by the Fund to dealers or issuers to acquire securities beyond the customary settlement date for such securities. These commitments fix the payment price and interest rate to be received on the investment. Delayed delivery agreements will not be used as a speculative or leverage technique. Rather, from time to time, the Fund's investment advisor can anticipate that cash for investment purposes will result from scheduled maturities of existing portfolio instruments or from net sales of shares of the Fund and may enter into delayed delivery agreements to assure that the Fund will be as fully invested as possible in instruments meeting its investment objective.

  Debt securities are sometimes offered on a "when-issued" basis; that is, the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Fund will only make commitments to purchase such debt securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

  If the Fund enters into a delayed delivery agreement or purchases a when-issued security, the Fund will direct its custodian bank to segregate liquid assets in an amount equal to its delayed delivery agreements or when-issued commitments. If the market value of such securities declines, additional cash or securities will be segregated on a daily basis so that the market value of the account will equal the amount of the Fund's delayed delivery agreements and when-issued commitments. To the extent that funds are segregated, they will not be available for new investment or to meet redemptions. Investment in securities on a when-issued basis and use of delayed delivery agreements may increase the Fund's exposure to market fluctuation, or may increase the possibility that the Fund will incur a short-term loss, if the Fund must engage in portfolio transactions in order to honor a when-issued commitment or accept delivery of a security under a delayed delivery agreement. The Fund will employ techniques designed to minimize these risks. No additional delayed delivery agreements or when-issued commitments will be made by the Fund if, as a result, more than 25% of the Fund's net assets would become so committed.

  BORROWING. The Fund may borrow money to a limited extent from banks (including the Fund's custodian bank) for temporary or emergency purposes subject to the limitations under the 1940 Act. The Fund will restrict borrowings and reverse repurchase agreements to an aggregate of 33 1/3% of the Fund's total assets at the time of the transaction. The Fund will not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets.

  ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in illiquid securities, including restricted securities which are illiquid.

  RULE 144A SECURITIES. The Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). These securities are sometimes referred to as private placements. Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the 1933 Act are technically considered "restricted securities," the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above under "Illiquid Securities," provided that a determination is made that such securities have a readily available trading market. AIM will determine the liquidity of Rule 144A securities under the supervision of the Company's Board of Directors. The liquidity of Rule 144A securities will be monitored by AIM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

  LENDING OF PORTFOLIO SECURITIES. The Fund may, from time to time, lend securities from its portfolio, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions, and receive in return collateral in the form of liquid assets which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of the loan, the Fund receives the income on both the loaned securities and the collateral (or a fee) and thereby increases its yield. In the event that the borrower defaults on its obligation to return loaned securities because of insolvency or other-wise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the loaned securities.

  SHORT SALES. The Fund may make short sales "against the box." A short sale is a transaction in which a party sells a security it does not own in anticipation of a decline in the market value of that security. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment of any further consideration. The Fund will enter into such transactions only to the extent the aggregate value of all securities sold short does not represent more than 10% of the Fund's total assets at any given time.

  OPTIONS. The Fund may write (sell) "covered" put and call options and buy put and call options, including securities index and foreign currency options. A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security at a fixed or determinable price (called the exercise or strike price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security at a fixed or determinable price upon exercise of the option. In the case of index options, exercises are settled through the payment of cash rather than the delivery of property. A call option is covered if, for example, the Fund owns the underlying security covered by the call or, in the case of a call option on an index, holds securities the price changes of which are expected to substantially replicate the movement of the index. A put option is covered if, for example, the Fund maintains in a segregated account with its custodian liquid assets with a value equal to the exercise price of the put option.

  The Fund may write call options on securities or securities indexes for the purpose of increasing its return (through receipt of premiums) or to provide a partial hedge against a decline in the value of its portfolio securities or both. The Fund may write put options on securities or securities indexes in order to earn additional income or (in the case of put options written on individual securities) to purchase the underlying security at a price below the current market price. If the Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain all or part of the premium received for the option, which will increase its gross income. If the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund will be required to sell or purchase the underlying security at a disadvantageous price, or, in the case of index options, deliver an amount of cash, which loss may only be partially offset by the amount of premium received.

  The Fund may also purchase put or call options on securities and securities indexes in order to hedge against changes in interest rates or stock prices which may adversely affect the prices of securities that the Fund wants to purchase at a later date, to hedge its existing investments against a decline in value, or to attempt to reduce the risk of missing a market or industry segment advance. In the event that the expected changes in interest rates or stock prices occur, the Fund may be able to offset the resulting adverse effect on the Fund by exercising or selling the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option. Unless the price of the underlying security or level of the securities index changes by an amount in excess of the premium paid, the option may expire without value to the Fund.

  The Fund may also purchase and write options in combination with each other to adjust the risk and return characteristics of certain portfolio security positions. This technique is commonly referred to as a "collar."

  Options purchased or written by the Fund may be traded on the national securities exchanges or negotiated with a dealer. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such options and the securities used as "cover" for such options, unless otherwise indicated, would be considered illiquid securities.

  In instances in which the Fund has entered into agreements with primary dealers with respect to the over-the-counter options it has written, and such agreements would enable the Fund to have an absolute right to repurchase at a pre-established formula price the over-the-counter option written by it, the Fund would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is "in-the-money," i.e., the price of the option exceeds the exercise price.

  The Fund may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. Such investment strategies will be used as a hedge and not for speculation. As in the case of other types of options, the writing of an option on foreign currency will constitute a hedge, however it differs in that it is only a partial hedge, up to the amount of the premium received. Moreover, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on the national securities exchanges or in the over-the-counter market. As described above, options traded in the over-the-market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter.

  Options are subject to certain risks, including the risk of imperfect correlation between the option and the Fund's other investments and the risk that there may not be a liquid secondary market for the option when the Fund seeks to hedge against adverse market movements. This may cause the Fund to lose the entire premium on purchase options or reduce its ability to effect closing transactions at favorable prices.

  The Fund will not write options if, immediately after such sale, the aggregate value of the securities or obligations underlying the outstanding options exceeds 25% of the Fund's total assets. The Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for outstanding options will exceed 5% of the Fund's total assets.

  FUTURES AND FORWARD CONTRACTS. The Fund may purchase and sell futures contracts on debt securities and on indexes of debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect on the value of its assets or assets it intends to acquire. In addition, the Fund may purchase and sell stock index futures contracts to hedge the value of the portfolio against changes in market conditions. The Fund may also purchase put and call options on futures contracts and write "covered" put and call options on futures contracts in order to hedge against changes in interest rates or stock prices. Although the Fund is authorized to invest in futures contracts and related options with respect to non-U.S. instruments, it will limit such investments to those which have been approved by the Commodity Futures Trading Commission ("CFTC") for investment by U.S. investors. The Fund may enter into futures contracts and buy and sell related options, provided that the futures contracts and related options investments are made for "bona fide hedging" purposes, as defined under CFTC regulations. No more than 5% of the Fund's total assets will be committed to initial margin deposits required pursuant to futures contracts. Percentage investment limitations on the Fund's investment in options on futures contracts are set forth above under "Options."

  To the extent that the Fund invests in securities denominated in foreign currencies, the value of the Fund's portfolio will be affected by changes in exchange rates between currencies (including the U.S. dollar), as well as by changes in the market value of the securities themselves. In order to mitigate the effects of such changes, the Fund may enter into futures contracts on foreign currencies (and related options) and may enter into forward contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract. Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions with respect to them.

  In managing its currency exposure, the Fund may buy and sell currencies either in the spot (cash) market or in the forward market (through forward contracts generally expiring within one year). The Fund may also enter into forward contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When the Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency. Unlike futures contracts, forward contracts are generally individually negotiated and privately traded. A forward contract obligates the seller to sell a specific security or currency at a specified price on a future date, which may be any fixed number of days from the date of the contract. The Fund will commit no more than its portfolio investments in foreign securities to foreign exchange hedges.

  There are risks associated with hedging transactions. During certain market conditions, a hedging transaction may not completely offset a decline or rise in the value of the Fund's portfolio securities or currency being hedged. In addition, changes in the market value of securities or currencies may differ substantially from the changes anticipated by the Fund when hedged positions were established. Successful use of hedging transactions is dependent upon AIM's ability to predict correctly movements in the direction of the applicable markets. No assurance can be given that AIM's judgment in this respect will be correct. Accordingly, the Fund may lose the expected benefit of hedging if markets move in an unanticipated manner. Moreover, in the futures and options on futures markets, it may not always be possible to execute a put or sell at the desired price, or to close out an open position due to market conditions, limits on open positions, and/or daily price fluctuations.

  INVESTMENT RESTRICTIONS. The Fund has adopted a number of investment restrictions, as set forth in the Statement of Additional Information, some of which restrictions may not be changed without shareholder approval.
--------------------------------------------------------------------------------

                                  RISK FACTORS

  Investors should consider carefully the following special factors before investing in the Fund.

  FOREIGN SECURITIES. Investments by the Fund in foreign securities whether denominated in U.S. dollars or foreign currencies, may entail the following risks set forth below. Investments by the Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

          CURRENCY RISK. The value of the Fund's foreign investments may be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency.

          POLITICAL AND ECONOMIC RISK. The economies of many of the countries in which the Fund may invest are not as developed as the United States economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Fund's investments.

          REGULATORY RISK. Foreign companies are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund's shareholders.

          MARKET RISK. The securities markets in many of the countries in which the Fund invests will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies and governments may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative difficulties (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

  In addition, there are risks associated with certain investment strategies employed by the Fund as discussed in the previous section.

  PORTFOLIO TURNOVER. Any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of the Fund's investment objective, without regard to the impact on the portfolio turnover rate. The Fund's historical portfolio turnover rates are included in the Financial Highlights table above. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. See "Dividends, Distributions and Tax Matters."
--------------------------------------------------------------------------------

                                   MANAGEMENT

  The overall management of the business and affairs of the Fund is vested with the Company's Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to the Fund or the Company, including the Master Advisory Agreement with AIM, the Master Distribution Agreement with A I M Distributors, Inc. ("AIM Distributors"), the Custodian Agreement with State Street Bank and Trust Company (the "Custodian"), and the Transfer Agency Agreement with State Street Bank and Trust Company (the "Transfer Agent"). The day-to-day operations of the Fund are delegated to its officers and to AIM, subject always to the objectives and policies of the Fund and to the general supervision of the Company's Board of Directors. Certain directors and officers of the Company are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. AIM Management is a holding company engaged in the financial services business and is an indirect wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region. Information concerning the Board of Directors may be found in the Statement of Additional Information.

  For a discussion of AIM Management and its subsidiaries' Year 2000 Compliance Project, see "General Information -- Year 2000 Compliance Project."

  INVESTMENT ADVISOR. A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173, serves as the investment advisor to the Fund pursuant to a master investment advisory agreement dated February 28, 1997 (the "Advisory Agreement"). AIM was organized in 1976, and, together with its subsidiaries, manages or advises over 50 investment company portfolios encompassing a broad range of investment objectives.

  Under the terms of the Fund's Advisory Agreement, AIM supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. The Advisory Agreement also provides that, upon the request of the Company's Board of Directors, AIM may perform or arrange for the provision of certain accounting and other administrative services to the Fund which are not required to be performed by AIM under the Advisory Agreement. Pursuant to a master administrative services agreement dated May 1, 1998 (the "Administrative Services Agreement") between the Company and AIM with respect to the Fund, AIM provides the services of the Company's principal financial officer (including related office, facilities and equipment) and may provide other administrative services requested by the Company's Board of Directors from time to time. A master administrative services agreement, with substantially similar terms to the Administrative Services Agreement, was in effect prior to May 1, 1998. AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Company's Board of Directors.

  For a discussion of AIM's brokerage allocation policies and practices, see "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In accordance with policies established by the directors, AIM may pay brokerage commissions to broker-dealers that may be affiliated with the Company and may take into account sales of shares of the Fund and other funds advised by AIM in selecting broker-dealers to effect portfolio transactions on behalf of the Fund.

  PORTFOLIO MANAGEMENT. AIM uses a team approach and a disciplined investment process in providing investment advisory services to all its accounts, including the Fund. AIM's investment staff consists of approximately 135 individuals. While individual members of AIM's investment staff are assigned primary responsibility for the day-to-day management of each of AIM's accounts, all accounts are reviewed on a regular basis by AIM's Investment Policy Committee to ensure that they are being invested in accordance with the account's and AIM's investment policies. The individuals who are primarily responsible for the day-to-day management of the Fund and their titles with AIM or its subsidiaries and the Fund, the length of time they have been responsible for the management, their years of investment experience and prior experience (if they have been with AIM for less than five years) are shown below:

  A. Dale Griffin III, Paul A. Rogge, Barrett K. Sides and Clas G. Olsson are responsible for the day-to-day management of the Fund's portfolio securities. Mr. Griffin is Vice President of A I M Capital Management, Inc. ("AIM Capital"), a wholly owned subsidiary of AIM, and has been responsible for the Fund since its inception in 1993. He has been associated with AIM and/or its subsidiaries since 1989 and has been an investment professional since 1987. Mr. Rogge is Vice President of AIM Capital and has been responsible for the Fund since 1993. He has been associated with AIM and/or its subsidiaries and has been an investment professional since 1991. Mr. Sides is Assistant Vice President of AIM Capital and has been responsible for the Fund since 1995. He has been with AIM and/or its subsidiaries and has been an investment professional since 1990. Mr. Olsson has been responsible for the Fund since 1997. He has been associated with AIM and/or its subsidiaries and has been an investment professional since 1994. Prior to 1994, he was a broker assistant with Merrill Lynch.

  ADVISORY FEES. As compensation for its services AIM is paid an investment advisory fee, which is calculated for the Fund at an annual rate of the Fund's average daily net assets. For the fiscal year ended December 31, 1997, compensation paid to AIM pursuant to the Advisory Agreement and the total expenses of the Fund (annualized) stated as a percentage of the Fund's average daily net assets, were 0.75% and 0.93%, respectively.

  AIM may from time to time voluntarily waive or reduce its fees. Fee waivers or reductions, other than those contained in the Advisory Agreement, may be modified or terminated at any time.

  ADMINISTRATOR. AIM provides various administrative services to the Company pursuant to an Administrative Services Agreement. AIM provides the services of a principal financial officer of the Company, who maintains the financial accounts and books and records of the Company and the Fund, including the review of daily net asset value calculations and the preparation of tax returns. The Fund reimburses AIM for expenses incurred by AIM or its subsidiaries in providing these services. AIM also provides, or assures that Participating Insurance Companies will provide, certain services implementing the Company's funding arrangements with Participating Insurance Companies. These services include: establishment of compliance procedures; negotiation of participation agreements; preparation of prospectuses, financial reports and proxy statements for existing Contractowners; maintenance of master accounts; facilitation of purchases and redemptions requested by Contractowners; distribution to existing Contractowners of copies of prospectuses, proxy materials, periodic Fund reports and other materials; maintenance of records; and Contractowner services and communication. Effective May 1, 1998, the Fund reimburses AIM for its costs in providing, or assuring that Participating Insurance Companies provide, these services, currently in an amount up to 0.25% of the average net asset value of the Fund in excess of the net asset value of the Fund on April 30, 1998. However, AIM does not currently seek reimbursement of (i) the cost of the first three services listed above and (ii) the cost of any other service in excess of the amount charged by Participating Insurance Companies. The Fund reimbursed AIM for its costs in providing administrative services to the Fund in an amount equal to 0.03% of the Fund's average daily net assets, for the fiscal year ended December 31, 1997.

  DISTRIBUTOR. The Company has entered into a master distribution agreement, dated February 28, 1997 (the "Distribution Agreement"), with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, to act as the distributor of the shares of the Fund. The address of AIM Distributors is 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173. Certain directors and officers of the Company are affiliated with AIM Distributors and AIM Management. The Distribution Agreement provides that AIM Distributors has the exclusive right to distribute shares of the Fund to insurance company separate accounts.
--------------------------------------------------------------------------------

                       PURCHASE AND REDEMPTION OF SHARES

  The Company offers the shares of the Fund, on a continuous basis, to both registered and unregistered separate accounts of affiliated and unaffiliated Participating Insurance Companies to fund variable annuity contracts (the "Contracts") and variable life insurance policies (the "Policies"). Each separate account contains divisions, and one of the divisions corresponds to the Fund. Net purchase payments under the Contracts and Policies are placed in one or more of the divisions of the relevant separate account and the assets of the division that corresponds to the Fund are invested in the shares of the Fund. Each separate account purchases and redeems shares of the Fund for its respective division at net asset value without sales or redemption charges. Currently several insurance company separate account(s) invest in the Fund.

  The Company, in the future, may offer the shares of the Fund to certain pension and retirement plans ("Plans") qualified under the Internal Revenue Code. The relationships of Plans and Plan participants to the Fund would be subject, in part, to the provisions of the individual plans and applicable law. Accordingly, such relationships could be different from those described in this Prospectus for separate accounts and owners of Contracts and Policies, in such areas, for example, as tax matters and voting privileges.

  The Fund ordinarily effects orders to purchase or redeem its shares that are based on transactions under Policies or Contracts (e.g., purchase or premium payments, surrender or withdrawal requests, etc.) at the Fund's net asset value per share next computed on the day on which the separate account processes such transactions. The Fund effects orders to purchase or redeem its shares that are not based on such transactions at the Fund's net asset value per share next computed on the day on which the Fund receives the orders.

  Please refer to the appropriate separate account prospectus related to your Contract for more information regarding the Contract.

  The Company does not foresee any disadvantage to purchasers of Contracts or Policies (or to Plan participants) arising out of these arrangements. Nevertheless, differences in treatment under tax and other laws, as well as other considerations, could cause the interests of various purchasers of Contracts and Policies (and the interests of any Plan participants) to conflict. For example, viola-
tion of the federal tax laws by one separate account investing in the Company could cause the Contracts and Policies funded through another separate account to lose their tax-deferred status, unless remedial action were taken. If a material irreconcilable conflict arises between separate accounts (or Plans), a separate account (or Plan) may be required to withdraw its participation in the Fund. If it becomes necessary for any separate account (or Plan) to replace shares of the Fund with another investment, the Fund may have to liquidate portfolio securities on a disadvantageous basis. At the same time, the Company and the Participating Insurance Companies (and any Plans investing in the Company) are subject to conditions imposed by the Securities and Exchange Commission and designed to prevent or remedy any conflict of interest. In this connection, the Board of Directors has the obligation to monitor events to identify any material irreconcilable conflict that may possibly arise and to determine what action, if any, should be taken to remedy or eliminate the conflict.
--------------------------------------------------------------------------------

                        DETERMINATION OF NET ASSET VALUE

  The net asset value per share (or share price) of the Fund will be determined as of the close of regular trading of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each "business day of the Fund." In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE. A "business day of a Fund" is any day on which the NYSE is open for business. It is expected that the NYSE will be closed during the next twelve months on Saturdays and Sundays and on the observed holidays of New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of the Fund is determined by subtracting the liabilities (e.g., the expenses) of the Fund from the assets of the Fund and dividing the result by the total number of shares outstanding of the Fund. The determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles.

  VALUATION OF INVESTMENTS OF THE FUND. Among other items, the Fund's liabilities include accrued expenses and dividends payable, and its total assets include portfolio securities valued at their market value as well as income accrued but not received. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Company's officers and in accordance with methods which are specifically authorized by the Board of Directors of the Company. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value.

  FUTURES CONTRACTS. Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
--------------------------------------------------------------------------------

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

  DIVIDENDS AND DISTRIBUTIONS. The Fund declares and distributes dividends representing substantially all net investment income annually. Substantially all net realized capital gains, if any, are distributed on an annual basis. All such distributions will be automatically reinvested, at the election of Participating Insurance Companies, in shares of the Fund at the net asset value determined on the reinvestment date.

  TAX MATTERS. Each series of shares of the Company is treated as a separate association taxable as a corporation. The Fund intends to qualify under the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company ("RIC") for each taxable year. As a RIC, the Fund will not be subject to federal income tax to the extent it distributes to its shareholders its net investment income and net capital gains.

  In order to qualify as a regulated investment company, the Fund must satisfy certain requirements concerning the nature of its income, diversification of its assets and distribution of its income to shareholders. In order to ensure that individuals holding the Contracts or Policies whose assets are invested in the Fund will not be subject to federal income tax on distributions made by the Fund prior to the receipt of payments under the Contracts or Policies, the Fund intends to comply with additional requirements of Section 817(h) of the Code relating to both diversification of its assets and eligibility of an investor to be its shareholder. Certain of these requirements in the aggregate may limit the ability of the Fund to engage in transactions involving options, futures contracts, forward contracts and foreign currency and related deposits.

  The Fund's transactions in non-equity options, forward contracts, futures contracts and foreign currency will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of fund securities and convert short-term capital losses into long-term capital losses. These losses could therefore affect the amount, timing and character of distributions.

  The holding of the foreign currencies and investments by the Fund in certain "passive foreign investment companies" may be limited in order to avoid imposition of a tax on the Fund.

  The Fund may be subject to foreign withholding taxes on income from its investments in foreign securities. In any year in which more than 50% in value of the Fund's total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect to treat any foreign taxes paid by it as if they had been paid by its shareholders. The insurance company segregated asset accounts holding Fund shares should consider the impact of this election.

  Holders of Contracts and Policies under which assets are invested in the Fund should refer to the prospectus for the Contracts and Policies for information regarding the tax aspects of ownership of such Contracts and Policies.
--------------------------------------------------------------------------------

                              GENERAL INFORMATION

  ORGANIZATION OF THE COMPANY. The Company was organized on January 22, 1993 as a Maryland corporation, and is registered with the Securities and Exchange Commission as an open-end, series, management investment company. The Company currently consists of thirteen separate portfolios.

  The authorized capital stock of the Company consists of 3,500,000,000 shares of common stock with a par value of $.001 per share, of which 250,000,000 shares are classified AIM V.I. AGGRESSIVE GROWTH FUND shares, 250,000,000 shares are classified AIM V.I. BALANCED FUND shares, 250,000,000 shares are classified AIM V.I. CAPITAL APPRECIATION FUND shares, 250,000,000 shares are classified AIM V.I. CAPITAL DEVELOPMENT FUND shares, 250,000,000 shares are classified AIM V.I. DIVERSIFIED INCOME FUND shares, 250,000,000 shares are classified AIM V.I. GLOBAL UTILITIES FUND shares, 250,000,000 shares are classified AIM V.I. GOVERNMENT SECURITIES FUND shares, 250,000,000 are classified AIM V.I. GROWTH FUND shares, 250,000,000 shares are classified AIM V.I. GROWTH AND INCOME FUND shares, 250,000,000 shares are classified AIM V.I. HIGH YIELD FUND shares, 250,000,000 shares are classified AIM V.I. INTERNATIONAL EQUITY FUND shares, 250,000,000 shares are classified AIM V.I. MONEY MARKET FUND shares, 250,000,000 shares are classified AIM V.I. VALUE FUND shares, and the balance of which are unclassified.

  The shares of each Fund have equal rights with respect to voting, except that
(i) the holders of shares of a particular Fund voting together will have the exclusive right to vote on matters (such as advisory fees) pertaining solely to that Fund, and (ii) the holders of shares of a particular Fund will have the exclusive right to vote on matters pertaining to distribution plans, if any such plans are adopted, relating solely to such Fund. Shareholders of the Fund do not have cumulative voting rights.

  The Company understands that insurance company separate accounts owning shares of the Fund will vote their shares in accordance with instructions received from Policy or Contract owners, annuitants and beneficiaries. Fund shares held by a registered separate account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that separate account as to which instructions have been received. Fund shares held by a registered separate account that are not attributable to Policies or Contracts will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by that separate account. If an insurance company determines, however, that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

  Under Maryland law and the Company's By-Laws, the Company need not hold an annual meeting of shareholders unless a meeting is required under the 1940 Act to elect directors. Shareholders may remove directors from office, and a meeting of shareholders may be called at the request of the holders of 10% or more of the Company's outstanding shares.

  There are no preemptive or conversion rights applicable to any of the Company's shares. The Fund's shares, when issued, are fully paid and nonassessable.

  As of February 2, 1998, Connecticut General Life Insurance Company, through its separate accounts, owned more than 25 percent of the shares of the Fund and, therefore, could be deemed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. As explained above, however, insurance company separate accounts generally vote their shares of the Fund in accordance with instructions received from Contract owners, annuitants and beneficiaries and, in this sense, would not "control" the Fund.

  CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, serves as custodian for the Fund's portfolio securities and cash and also serves as the transfer agent and as dividend paying agent.

  LEGAL COUNSEL. Freedman, Levy, Kroll & Simonds, Washington, D.C. has advised the Company on certain federal securities law matters.

  YEAR 2000 COMPLIANCE PROJECT. In providing services to the Fund, AIM Management and its subsidiaries rely on both internal software systems as well as external software systems provided by third parties. Many software systems in use today are unable to distinguish between the year 2000 from the year 1900. This defect if not cured will likely adversely affect the services that AIM Management, its subsidiaries and other service providers provide the Fund and its shareholders.

  To address this issue, AIM Management and its subsidiaries, together with independent technology consultants, are undertaking a comprehensive Year 2000 Compliance Project (the "Project"). The Project consists of three phases, namely
(i) inventorying every software application in use at AIM Management and its subsidiaries, as well as remote, third party software systems on which AIM Management and its subsidiaries rely, (ii) identifying those applications that may not function properly after December 31, 1999, and (iii) correcting and subsequently testing those applications that may not function properly after December 31, 1999. Phases (i) and (ii) are complete and phase (iii) has commenced. The Project is scheduled to be completed during the fourth quarter of 1998. Software applications acquired by AIM Management and its subsidiaries after completion of the Project will be reviewed to confirm Year 2000 compliance upon installation.

  OTHER INFORMATION. This Prospectus sets forth basic information that investors should know about the Fund prior to investing. A Statement of Additional Information has been filed with the SEC and is available upon request and without charge by writing or calling AIM Distributors. This Prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from this Prospectus, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

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                                                                      APPENDIX A
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                    DESCRIPTION OF MONEY MARKET OBLIGATIONS

  The following list does not purport to be an exhaustive list of all Money Market Obligations, and the Fund reserves the right to invest in Money Market Obligations other than those listed below:

1. GOVERNMENT OBLIGATIONS.

  U.S. GOVERNMENT DIRECT OBLIGATIONS -- Bills, notes, and bonds issued by the U.S. Treasury.

  U.S. GOVERNMENT AGENCIES SECURITIES -- Certain federal agencies such as the Government National Mortgage Association have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury.

  FOREIGN GOVERNMENT OBLIGATIONS -- These are U.S. dollar denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Fund's investment advisor to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Fund's assets invested in securities issued by foreign governments will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

2. BANK INSTRUMENTS.

  BANKERS' ACCEPTANCES -- A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

  CERTIFICATES OF DEPOSIT -- A negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity.

  TIME DEPOSITS -- A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

  EURODOLLAR OBLIGATIONS -- A Eurodollar obligation is a U.S. dollar-denominated obligation issued by a foreign branch of a domestic bank.

  YANKEE DOLLAR OBLIGATIONS -- A Yankee dollar obligation is a U.S. dollar-denominated obligation issued by a domestic branch of a foreign bank.

3. COMMERCIAL INSTRUMENTS.

  COMMERCIAL PAPER -- The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months.

  VARIABLE RATE MASTER DEMAND NOTES -- Variable rate master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the foregoing quality criteria as discussed in the Statement of Additional Information under "Investment Programs." The interest rate on a variable rate master demand note is periodically redetermined according to a prescribed formula. Although there is no secondary market in master demand notes, the payee may demand payment of the principal amount of the note on relatively short notice.

4. REPURCHASE AGREEMENTS.

  A repurchase agreement is a contractual undertaking whereby the seller of securities (limited to U.S. Government securities, including securities issued or guaranteed by the U.S. Treasury or the various agencies and instrumentalities of the U.S. Government) agrees to repurchase the securities at a specified price on a future date determined by ions.

5. TAXABLE MUNICIPAL SECURITIES.

  Taxable municipal securities are debt securities issued by or on behalf of states and their political subdivisions, the District of Columbia, and possessions of the United States, the interest on which is not exempt from federal income tax.

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